                            SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

[x] Filed by the Registrant
[_] Filed by a Party other than the Registrant

Check the appropriate box:

     [_] Preliminary Proxy Statement
     [_] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [x] Definitive Proxy Statement
     [_] Definitive Additional Materials
     [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              WATTAGE MONITOR INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

             1)  Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------
             2)  Aggregate Number of securities to which transaction applies:

                 ---------------------------------------------------------------
             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------
             4)  Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------
             5)  Total fee paid:

                 ---------------------------------------------------------------

     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

             1)  Amount Previously Paid:

                 ---------------------------------------------------------------
             2)  Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------
             3)  Filing Party:

                 ---------------------------------------------------------------
             4)  Date Filed:

                 ---------------------------------------------------------------

                              WATTAGE MONITOR INC.
                           1475 Terminal Way, Suite B
                               Reno, Nevada 89502
                                 (775) 327-6000

                                                                October 23, 2001

Dear Shareholders:

         On behalf of the Board of Directors and management of Wattage Monitor Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held on Monday, December 3, 2001, at 10:00 a.m. (local time), at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., located at 590 Madison Avenue, Twentieth Floor, New York, New York, 10022.

         The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition, the directors and secretary of the Company will be present to respond to any questions that you may have. On the following and accompanying pages, you will find a Notice of Annual Meeting of Shareholders, a Proxy Statement and the Company's Form 10-KSB for 2000, and attached is a Proxy Card with return envelope. The Form 10-KSB describes the financial and operational activities of the Company.

         Whether or not you plan to attend the Annual Meeting, please COMPLETE, SIGN and DATE the enclosed proxy card and RETURN it in the accompanying envelope as promptly as possible. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

         We look forward to seeing you at the meeting.

                                        Sincerely,

                                        /s/ Gerald R. Alderson

                                        Gerald R. Alderson
                                        President & CEO

                              WATTAGE MONITOR INC.

                                TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS ..................................   1

INFORMATION CONCERNING VOTE ...............................................   2

PROPOSAL NO. 1
   ELECTION OF THE BOARD OF DIRECTORS .....................................   4

EXECUTIVE COMPENSATION AND OTHER INFORMATION ..............................   6

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION ...................   9

AUDIT COMMITTEE REPORT ....................................................   9

SECURITY OWNERSHIP OF MANAGEMENT ..........................................  10

PROPOSAL NO. 2
   APPROVAL OF THE APPOINTMENT OF GRANT THORNTON LLP
   AS INDEPENDENT AUDITORS ................................................  11

OTHER MATTERS ARISING AT THE ANNUAL MEETING ...............................  12

PRINCIPAL SHAREHOLDERS ....................................................  12

INTERESTED PARTY TRANSACTIONS .............................................  13

INDEMNIFICATION OF DIRECTORS AND OFFICERS .................................  14

SHAREHOLDER PROPOSALS .....................................................  14

COST OF SOLICITATION OF PROXIES ...........................................  14

SECTION 16(a) REPORTING DELINQUENCIES .....................................  14

ANNUAL REPORT ON FORM 10-KSB ..............................................  15

                              WATTAGE MONITOR INC.
                           1475 Terminal Way, Suite B
                               Reno, Nevada 89502

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 3, 2001



TO THE SHAREHOLDERS OF
WATTAGE MONITOR INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Wattage Monitor Inc., a Nevada corporation (hereinafter "Company"), will be held at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., located at 590 Madison Avenue, Twentieth Floor, New York, New York, on Monday, December 3, 2001, at 10:00 a.m. (local time), for the following purposes:

     1. To elect three (3) directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;

     2. To ratify the appointment of Grant Thornton LLP as auditors to the Company for the fiscal year ending December 31, 2001;

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on October 12, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the Annual Meeting. The list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's offices at 1475 Terminal Way, Suite B, Reno, Nevada, for ten (10) days prior to the date of the meeting.

     Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at anytime before it is voted.

                                          By Order of the Board of Directors,

                                          /s/ Alexander Ellis, III

                                          Alexander Ellis, III
                                          Secretary

                                          Reno, Nevada
                                          October 23, 2001

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                              WATTAGE MONITOR INC.
                           1475 Terminal Way, Suite B
                               Reno, Nevada 89502

                                 PROXY STATEMENT

                       For Annual Meeting of Shareholders
                         to be Held on December 3, 2001


Approximate Mailing Date of Proxy Statement and Form of Proxy:
Monday, November 5, 2001.

                           INFORMATION CONCERNING VOTE

General

     This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Wattage Monitor Inc., a Nevada corporation (hereinafter, the "Company"), for use at the annual meeting of shareholders to be held on on Monday, December 3, 2001, at 10:00 a.m. (local time), and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at the offices Akin, Gump, Strauss, Hauer & Feld, L.L.P. located at 590 Madison Avenue, Twentieth Floor, New York, New York.

Voting Rights and Outstanding Shares

     Only shareholders of record at the close of business on October 12, 2001 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on October 12, 2001, 44,396,520 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Annual Meeting.

Revocability of Proxies

     A shareholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use by notice in writing to the Secretary of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the shareholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted:

     1. FOR the election as directors of the nominees named below under the caption "ELECTION OF THE BOARD OF DIRECTORS," and

     2. FOR the ratification of the appointment of Grant Thornton LLP as the independent auditors of the Company as discussed under the caption "APPROVAL OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS."

     In their discretion, the persons named in the enclosed proxy and acting there under are authorized to consider and vote, in accordance with their best judgment, upon any matters or proposals as may properly come before the Annual Meeting. The Company does not currently anticipate that any such matters will come before the Annual Meeting.

Voting Procedures

     All votes shall be tabulated by our transfer agent, Computershare Investor Services, who shall separately tabulate affirmative votes, negative votes, abstentions and broker non-votes. The presence of a quorum for the Annual Meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

     Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval. Director nominees must receive a plurality of the votes cast at the Annual Meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the Annual Meeting. Action by the shareholders on a matter other than the election of directors will require that the number of votes cast in favor of the action exceed the number of votes cast in opposition to the action.

                                 PROPOSAL NO. 1

                       ELECTION OF THE BOARD OF DIRECTORS

     The Board of Directors has nominated three (3) persons to be elected as directors at the Annual Meeting and to hold office until the next annual meeting and until their successors have been duly elected and qualified. It is intended that each proxy received by the Company will be voted "FOR" the election, as directors of the Company, of the nominees listed below, unless authority is withheld by the shareholder executing such proxy. Shares may not be voted cumulatively. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

Director Nominees

     The following table sets forth certain information with respect to the nominees for directors:

         Nominee
     Director Since
           Age             Principal Occupation and Other Information
---------------------------------------------------------------------------------------------------------------------

    Stephen D. Klein       Mr. Klein is the Chairman of the Board and a founder of the Company.  He is not an
    February 26, 1999      employee. Presently, Mr. Klein serves as Chief Operating Officer and Director of
         Age: 42           Activebuddy, Inc., a software firm developing technology for the creation and deployment of interactive agents. Since 1987, he has served as founder/chairman of iballs internet media, presently Avenue A/NYC, which he sold to Avenue A Inc. (NASDAQ: AVEA) in
                           September 1999. From 1987-1999, he served as a Managing Partner and Director of
                           Media and Interactive Services of Kirshenbaum Bond & Partners, one of the
                           country's most successful independent advertising agencies. Mr. Klein has a B.A.
                           in English from Columbia University.

   Gerald R. Alderson      Mr. Alderson is a founder and President of the Company. Between 1982 and the founding
    February 26, 1999      of the Company in mid-1997, Mr. Alderson held a variety of positions with Kenetech
         Age: 55           Corporation, including as its President and Chief Executive Officer. He received his
                           B.A. from Occidental College and his M.B.A. from Harvard University Graduate School of
                           Business Administration.

   Alexander Ellis III     Mr. Ellis has served as a Vice President for the Company since it was founded in
    February 26, 1999      mid-1997, and is currently the Company's Secretary. From 1990 until joining the Company,
         Age: 52           he held a number of management positions at Kenetech  Corporation, including as its Vice
                           President of Marketing. Between 1989 and 1990, he was Vice President Corporate
                           Accounts at Knoll International, Inc. Mr. Ellis is a member of RockPort
                           Partners, LLC, a small merchant banking firm and RockPort Capital Partners, LLC, a private equity fund focused on energy and environmental technologies. He also is a member of Acadia Bay Energy Co., LLC, a small development firm with interests in powerplant development in the Midwest. Mr. Ellis received his B.A.
                           from Colorado College and his Masters in Public and Private Management from the
                           Yale School of Organization and Management.
---------------------------------------------------------------------------------------------------------------------

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 1

Committees of the Board of Directors and Meeting Attendance

     The Board of Directors held five (5) meetings during fiscal year 2000. The Board of Directors appointed an Audit Committee and a Compensation Committee. Each director attended at least 75% of the meetings of the Board of Directors and the committees on which he served.

     The Audit Committee is responsible for making recommendations to the Board of Directors as to the selection of the Company's independent auditors, authorized to review with the independent auditors the scope of their audit and non-audit assignments and fees, the accounting principles applied by the Company in its financial reporting, the scope of internal financial auditing procedures and the adequacy of the Company's internal controls. From May 23, 2000 through December 29, 2000, the committee members were Stephen D. Klein, Daniel I. DeWolf and Joel Dumaresq. The current committee consists of Stephen D. Klein. Messrs. Klein, DeWolf and Dumaresq were and remained independent while serving on the Audit Committee. The committee held one (1) meeting during fiscal year 2000. A written charter for the Audit Committee has not been adopted by the Board of Directors.

     The Compensation Committee is responsible for compensating arrangements for executive officers and certain senior employees and reviews executive performance. From May 23, 2000 through December 29, 2000, the committee members were Stephen D. Klein, Daniel I. DeWolf and Joel Dumaresq. The current committee consists of Stephen D. Klein. The committee held one (1) meeting during fiscal year 2000.

     Daniel I. DeWolf and Joel Dumaresq resigned their respective director and committee positions effective December 29, 2000.

Executive Officers

     In addition to the foregoing, the current executive officers of the Company are as follows:

     VICKI L. CENTER, age 43, has served as Vice President of Marketing for Wattage Monitor since April of 2000, and prior to that served as Director of Marketing since October of 1998. Between August 1995 and October 1998, Ms. Center was a Sales Manager directing large-scale marketing strategies for Development Dimensions International and SHL, Inc. Her previous roles include overseeing large corporate accounts, launching product and service offerings in new industries, and managing business development teams for EDS, Motorola, and American Airlines. Ms. Center is a motivational speaker and a certified sales trainer, and has Bachelors of Business Administration in both Marketing and Education from the University of North Texas.

     ROBERT E. FORREST, age 33, has served as Vice President of Operations for the Company since March of 1998. Between May 1993 and his joining the Company, Mr. Forrest held a variety of finance positions, including cost control and system development, principally in the food products industry. Since October 1995, in his most recent position, Mr. Forrest was the finance lead for all United States trade agreement negotiations for Burns Philp, Inc., a global food company. Mr. Forrest received his B.A. from the University of California at Los Angeles (magna cum laude).

     JEFFREY I. HALPERN, age 37, has served as Vice President of Marketing for the Company since March of 2001. Prior to joining the Company, Mr. Halpern was Director of Marketing for the Archway-Mother's Cookie Companies, the third largest cookie company in the U.S. Since 1986, Mr. Halpern has held a variety of marketing and finance positions with major consulting, technology and consumer packaged goods companies including Swinglab LLC, Pacific Bell Mobile Services, The Clorox Company, The Haagen-Dazs Company, and Bain & Company. Mr. Halpern received his A.B. from Brown University and his M.B.A. from Stanford University Graduate School of Business.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

         The following table sets forth all compensation awarded to our Chief Executive Officer and our other executive officers for the periods January 1, 1999 to December 31, 1999 and January 1, 2000 to December 31, 2000:

                                                                    Annual                     Long Term
                                                                 Compensation             Compensation Awards
                                                                 ------------        -----------------------------
     Name and Principal Position                 Year               Salary           Securities Underlying Options
     -------------------------------------       ----            ------------        -----------------------------
     Gerald R. Alderson ..................       2000              $ 150,000                      10,000
         President, Chief Executive              1999              $ 150,000                      10,000
         Officer and Director

     Alexander Ellis, III ................       2000              $ 125,000                     210,000
         Vice President - Strategic              1999              $ 125,000                      10,000
         Development and Director

     Vicki L. Center .....................       2000              $ 140,000                     375,000
         Vice President - Marketing              1999              $ 140,000                         ---

     Robert E. Forrest ...................       2000              $ 100,000                     375,000
         Vice President - Operations             1999              $  90,000                         ---

     John D. Westfield ...................       2000              $ 195,000                     300,000
         Vice President - Technology             1999              $ 195,000                         ---

Stock Option Grants for the Last Fiscal Year

         Set forth below is information on grants of stock options under the 1999 Incentive Compensation Plan for the named executive officers for the period January 1, 2000 to December 31, 2000:

                                                                   Individual Grants
                                         ---------------------------------------------------------------------
                                            Number of         % of Total
                                           Securities       Options Granted
                                           Underlying        to Employees          Exercise        Expiration
     Name                                Options Granted        in 2000         Price per Share       Date
     -------------------------------     ---------------   -----------------    ---------------   ------------
     Gerald R. Alderson
         Granted May 2000 (1) .....           10,000              0.5%              $  0.84           5/23/10

     Alexander Ellis, III
         Granted May 2000 (1) .....           10,000              0.5%              $  0.84           5/23/10
         Granted Dec. 2000 (2) ....          200,000              9.4%              $ 0.272          12/22/10

     Vicki L. Center (2)
         Granted Dec. 2000 (2) ....          375,000             17.6%              $ 0.272          12/22/10

     Robert E. Forrest
         Granted Dec. 2000 (2) ....          375,000             17.6%              $ 0.272          12/22/10

                                                                    Individual Grants
                                        ------------------------------------------------------------------------
                                           Number of          % of Total
                                           Securities       Options Granted
                                           Underlying         to Employees          Exercise         Expiration
     Name                                Options Granted         in 2000         Price per Share        Date
     -------------------------------     ---------------   -----------------     ---------------   -------------
     John D. Westfield
         Granted Jan. 2000 (3) ...           100,000             4.7%               $  1.70            1/1/10
         Granted Dec. 2000 (2) ...           200,000             9.4%               $ 0.272          12/22/10

     (1) Options were granted on May 23, 2000 and were fully exercisable on May 24, 2000.
     (2) Options were granted on December 22, 2000 and are exercisable at a rate of 25% per year over four years.
     (3) Options were granted on January 19, 2000 and are exercisable at a rate of 25% per year over four years.

         All options reported above were awarded under the 1999 Incentive Compensation Plan. The Company has not granted any stock appreciation rights. Pursuant to the terms of the 1999 Incentive Compensation Plan, the exercise price per share for all options is not less than the fair market value of a share of our Common Stock on the grant date.

Aggregated Option Exercises in 2000 and Year End Option Values

         Set forth below is information with respect to the stock options held by our executive officers at December 31, 2000.

                                                                  Number of                      Value of
                                                             Securities Underlying              Unexercised
                              Shares                         Unexercised Options            In-The-Money Options
                             Acquired         Value          at December 31, 2000           at December 31, 2000
Name                        on Exercise      Realized      Exercisable/Unexercisable      Exercisable/Unexercisable
-------------------------   -----------      --------      -------------------------      -------------------------
Gerald R. Alderson ......       ---            ---               20,000 / 0                      $ 0 / $ 0

Alexander Ellis, III ....       ---            ---            263,750 / 256,250               $ 0 / $ 83,600

Vicki L. Center .........       ---            ---             62,500 / 437,500               $ 0 / $ 156,750

Robert E. Forrest .......       ---            ---             62,500 / 437,500               $ 0 / $ 156,750

John D. Westfield .......       ---            ---             53,500 / 362,500               $ 0 / $ 83,600

Pension Plan

         The Company adopted a 401(k) retirement plan effective January 1, 1999 (the "Pension Plan"), which provides for employee salary deferrals limited to 25% of a participant's compensation as well as discretionary Company contributions. The Pension Plan covers employees who have completed one month of service and have attained the minimum age requirement, as defined in the Pension Plan. The Pension Plan year ends on December 31st and all employee contributions vest immediately. The Company made no contribution to the Pension Plan during the fiscal year ended December 31, 2000.

Directors' Compensation

     Compensation of non-employee directors consists solely of reimbursement of their expenses for attending meetings. In addition, each director receives immediately exercisable options to purchase 10,000 shares of Common Stock on the date of the annual meeting of shareholders, except that in 1999 the grant occurred on September 30, 1999. The options have an exercise price equal to not less than the fair market value of a share of our Common Stock on the date of grant.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

     On January 1, 1998, WattMonitor LLC, as the Company's predecessor, entered into an Employment Agreement with Mr. Alderson. On February 26, 1999, the Company assumed Mr. Alderson's employment agreement. Mr. Alderson's initial employment term expired on December 31, 2000, but automatically renewed for a one-year period expiring on December 31, 2001. The Agreement will be automatically renewed for an unlimited series of one-year periods unless either party notifies the other.

     Mr. Alderson currently receives a base salary of $150,000 per year, which is subject to an annual adjustment at the discretion of the board of directors. Under the terms of the agreement, Mr. Alderson is eligible to receive a bonus for services rendered, subject to the discretion of the board of directors. In the event the Company terminates Mr. Alderson's employment for any reason other than "for cause", then Mr. Alderson will be entitled to receive a lump sum termination payment equal to two years' base salary.

     In the event the Company experiences a change in control and Mr. Alderson resigns, or is terminated, within six months of the change in control Mr. Alderson will be entitled to receive two years base salary, payable in one lump sum. He will also be entitled to receive a payment equal to the greater of his bonuses for the three years prior to the termination or eighteen months base salary. In no event will this termination payment exceed 2.99 times Mr. Alderson's average annual cash compensation during the five years prior to his termination.

     Effective upon his joining the Company in March of 2001, the Company entered into a severance arrangement with Mr. Halpern. All provisions of the agreement are contingent upon the Company's first achieving a total stockholders' equity of $25 million or greater. Under the terms of the arrangement, Mr. Halpern is entitled to receive his then salary and benefits for a maximum of six months from the date he is either terminated without cause or terminates his own employment within ninety days of the Company experiencing a change in control.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     It is the duty of the Compensation Committee to develop, administer, and review the Company's compensation plans, programs, and policies, to monitor the performance and compensation of executive officers and other key employees and to make appropriate recommendations and reports to the Board of Directors relating to executive compensation.

     The Company's compensation program is intended to motivate, retain and attract management, linking incentives to financial performance and enhanced shareholder value. The program's fundamental philosophy is to tie the amount of compensation "at risk" for an executive to his or her contribution to the Company's success in achieving superior performance objectives. The compensation program currently consists of two (2) components: a base salary and the potential for an annual cash and/or stock option bonus based upon the satisfaction of certain performance criteria set annually. The criteria may relate to overall Company performance, the individual executive's performance or a combination of the two, depending upon the particular position at issue.

     All amounts paid or accrued during fiscal year 2000 under the above-described compensation program are included in the table found in the section captioned "Summary Compensation Table."

                                                Respectfully submitted,

                                                THE COMPENSATION COMMITTEE
                                                Stephen D. Klein


                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the Company's audited financial statements for fiscal year 2000, fiscal year 1999 and for the period from inception (July 1, 1997) through December 31, 2000 with the Company's management and Grant Thornton L.L.P., the Company's independent accounting firm ("Grant Thornton"). In addition, we have discussed with Grant Thornton the matters required by Codification of Statements on Auditing Standards ("SAS") No. 61, as amended by SAS 90. The Audit Committee also has received and reviewed the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1, and we have discussed with Grant Thornton its independence from the Company.

     Company management is responsible for the Company's internal controls and the financial reporting process. Grant Thornton is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon, as well as other services when requested. The Company acts to assist with and monitor these activities by Grant Thornton.

     Based on the reviews, discussions and details referenced above, the Audit Committee has recommended to the Company's Board of Directors that the audited financial statements identified above be included in the Company's Form 10-KSB filing for the year ended December 31, 2000.

                                                Respectfully submitted,

                                                THE AUDIT COMMITTEE
                                                Stephen D. Klein

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of October 10, 2001, certain information with respect to the beneficial ownership of each class of the Company's equity securities by each director, each named executive officer of the Company and all directors and executive officers of the Company as a group. The percentages set forth in the table assume 44,396,520 shares of Common Stock outstanding as of October 10, 2001.

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3. Unless otherwise indicated the address for each individual is c/o Wattage Monitor Inc., 1475 Terminal Way, Suite B, Reno, Nevada 89502.

                                                                 Number of Shares of
                                                                    Common Stock          Percentage of
     Name and Address of Beneficial Owner                        Beneficially Owned    Beneficial Ownership
     ------------------------------------                        ------------------    --------------------
     Gerald R. Alderson (1)                                          4,231,332                 9.5%

     Stephen D. Klein (2)                                            1,375,391                 3.1%
     c/o iballs
     487 Greenwich Street, 5/th/ Floor
     New York, NY 10013

     Alexander Ellis, III (3)                                          282,500                   *

     Vicki L. Center (4)                                               227,025                   *

     Robert E. Forrest (5)                                             225,010                   *

     Jeffrey I. Halpern                                                  1,000                   *

     All Officers and Directors (6 persons)                          6,342,258                14.0%

          *  Less than one percent (1.0%)

     (1) Includes an aggregate of 211,421 shares of our common stock underlying outstanding options and warrants.

     (2) Includes an aggregate of 75,392 shares of our common stock underlying outstanding options and warrants owned directly and 29,412 shares of our common stock underlying outstanding warrants beneficially owned through SDK Investments LLC.

     (3) Includes 282,500 shares of our common stock underlying outstanding options.

     (4) Includes 225,000 shares of our common stock underlying outstanding options.

     (5) Includes 225,000 shares of our common stock underlying outstanding options.

                                 PROPOSAL NO. 2

                         APPROVAL OF THE APPOINTMENT OF
                   GRANT THORNTON LLP AS INDEPENDENT AUDITORS

     Pursuant to the recommendation of the Audit Committee, the Board of Directors has proposed the appointment of the firm of Grant Thornton LLP as independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. The Audit Committee considers the services rendered by and fees paid to Grant Thornton LLP, disclosed below, to be compatible with Grant Thornton LLP maintaining its independence from the Company. Grant Thornton LLP has been the independent auditor for the Company and its predecessor limited liability company since February of 1998. A representative of Grant Thornton LLP will not be attending the Annual Meeting.

     The stockholders are requested to approve the proposed appointment at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 2.

Audit Fees

     The aggregate fees billed by Grant Thornton L.L.P. for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the for the reviews of the financial statements included in the Company's Form 10-QSB filings for the fiscal year ended December 31, 2000 are $28,521.

Financial Information Systems Design and Implementation Fees

     None.

All Other Fees

     The aggregate fees billed by Grant Thornton L.L.P. for services rendered, other than audit fees and financial information systems design and implementation fees, for the year ended December 31, 2000 are $12,371. The Audit Committee has considered and deems the provisions of the services provided compatible with maintaining Grant Thornton L.L.P.' s independence.

                   OTHER MATTERS ARISING AT THE ANNUAL MEETING

       The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority granted to them in the proxy.

                             PRINCIPAL SHAREHOLDERS

Security Ownership of Certain Beneficial Owners

       The following table sets forth, as of October 12, 2001, certain information about all persons or entities who, to the Company's knowledge, were beneficial owners of 5% or more of Common Stock of the Company.

       Beneficial ownership is determined in accordance with the rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. This table is based upon information supplied to us by officers, directors and principal stockholders. Except as otherwise indicated, we believe that the persons or entities named in the table have sole voting power with respect to all shares of our Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

       The table should be read in conjunction with the information that follows it. The percentages set forth in the table assume 44,396,520 shares of Common Stock outstanding as of October 12, 2001.

                                                               Number of Shares
                                                                of Common Stock            Percentage of
       Name and Address of Beneficial Owner                   Beneficially Owned       Beneficial Ownership
       ------------------------------------                   ------------------       --------------------
       WPG Raytheon Software Fund, L.P.                             9,202,838                   20.7%
       c/o Weiss, Pecks & Greer, LLC
       565 Fifth Avenue, 14/th/ Floor
       New York, NY 10017

       WPG Institutional Software Fund, L.P.                        7,484,961                   16.9%
       c/o Weiss, Pecks & Greer, LLC
       565 Fifth Avenue, 14/th/ Floor
       New York, NY 10017

       WPG Software Fund, L.P.                                      5,235,730                   11.8%
       c/o Weiss, Pecks & Greer, LLC
       565 Fifth Avenue, 14/th/ Floor
       New York, NY 10017

       Gerald R. Alderson (1)                                       4,231,331                    9.5%
       c/o Wattage Monitor
       1100 Kietzke Lane
       Reno, NV 89502


                                                         Number of Shares
                                                          of Common Stock            Percentage of
       Name and Address of Beneficial Owner              Beneficially Owned      Beneficial Ownership
       ------------------------------------              ------------------      --------------------
       Robert H. Lessin (2)                                   3,734,120                    8.3%
       c/o Wit Capital
       826 Broadway, 6/th/ Floor
       New York, NY 10003

       PurchasePro.com, Inc.                                  3,676,471                    8.3%
       3291 N. Buffalo Drive
       Las Vegas, NV 89129

       (1) Includes an aggregate of 211,421 shares of our common stock underlying outstanding options and warrants.

       (2) Includes 2,216,909 shares of common stock owned directly and 889,760 shares of common stock beneficially owned through RHL Ventures LLC. Also includes 627,451 shares of our common stock underlying outstanding warrants beneficially owned through RHL Ventures LLC.

                          INTERESTED PARTY TRANSACTIONS

       Between October 26, 2000 and December 7, 2000, RHL Ventures loaned us an aggregate amount of $332,000, with interest at 12% per annum. The note was repaid in December of 2000. In connection with the note, on December 7, 2000, we issued a warrant to RHL Ventures exercisable through November 30, 2003, to purchase 244,118 shares of our common stock at an exercise price of $0.272 per share. The warrant was exercisable immediately. Mr. Lessin, one of our shareholders, is the President and Chief Executive Officer of RHL Ventures.

       Between October 26, 2000 and December 13, 2000, Gerald R. Alderson loaned us an aggregate amount of $215,000, with interest at 12% per annum. The note was repaid in December of 2000. In connection with the note, on December 13, 2000, we issued a warrant to Mr. Alderson exercisable through November 30, 2003, to purchase 158,088 shares of our common stock at an exercise price of $0.272 per share. The warrant was exercisable immediately. Mr. Alderson is our President and Chief Executive Officer, a director and a shareholder.

       Between October 26, 2000 and November 9, 2000, Stephen D. Klein loaned us an aggregate amount of $30,000, with interest at 12% per annum. The note was repaid in December of 2000. In connection with the note, on November 30, 2000, we issued a warrant to Mr. Klein exercisable through November 30, 2003, to purchase 22,059 shares of our common stock at an exercise price of $0.272 per share. The warrant was exercisable immediately. Mr. Klein is the Chairman of our Board of Directors and a shareholder.

       On November 15, 2000, SDK Investments LLC loaned us $40,000, with interest at 12% per annum. The note was repaid in December of 2000. In connection with the note, on November 30, 2000, we issued a warrant to SDK Investments LLC exercisable through November 30, 2003, to purchase 29,412 shares of our common stock at an exercise price of $0.272 per share. The warrant was exercisable immediately. Mr. Klein, the Chairman of our Board of Directors and a shareholder, is the managing member and the majority investor in SDK Investments LLC.

       On October 26, 2000, Verus Group loaned us $60,000, with interest at 12% per annum. The note was repaid in December of 2000. In connection with the note, on November 30, 2000, we issued a warrant to Verus Group exercisable through November 30, 2003, to purchase 44,118 shares of our common stock at an exercise price of $0.272 per share. The warrant was exercisable immediately. Ajmal Khan is the President of Verus Group and is a former director of our company.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

       Under the Company's Articles of Incorporation, as amended, any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that the person is or was a director, officer, incorporator, employee, or agent of the Company, or is or was serving at the request of the Company as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Company to the full extent then permitted by law against expenses (including reasonable counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by the person in connection with such action, suit, or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person.

                              SHAREHOLDER PROPOSALS

       A shareholder of the Company who wishes to present a proposal for action at the Company's 2002 Annual Meeting of Shareholders must submit such proposal to the Company, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934. The Company believes that shareholder proposals received by January 11, 2002 would be considered timely for inclusion in the 2002 Proxy Statement.

                         COST OF SOLICITATION OF PROXIES

       The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

                      SECTION 16(a) REPORTING DELINQUENCIES

       Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the SEC, reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section

16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal year 2000, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

                          ANNUAL REPORT ON FORM 10-KSB

       The Company has provided attached hereto a copy of the Company's Form 10-KSB for the period January 1, 2000 through December 31, 2000, filed with the SEC, including the financial statements and the schedules thereto. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-KSB, but will furnish any exhibit upon the payment of Twenty Cents ($0.20) per page, with a minimum charge of Five Dollars ($5.00). Such written requests should be directed to Wattage Monitor, Attn: Investor Relations, 1475 Terminal Way, Suite B, Reno, Nevada, 89502. Each such request must set forth a good faith representation that, as of October 12, 2001, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting.

                                         By Order of the Board of Directors,

                                         /s/ Alexander Ellis, III

                                         Alexander Ellis, III
                                         Secretary

Reno, Nevada
October 23, 2001

PROXY

                              WATTAGE MONITOR INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 DECEMBER 3, 2001 ANNUAL MEETING OF SHAREHOLDERS

         The undersigned shareholder of Wattage Monitor Inc., a Nevada corporation (the "Company"), hereby appoints Stephen D. Klein, Gerald R. Alderson and Alexander Ellis III, or any of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P. at 10:00 a.m. (local time), on Monday, December 3, 2001, or any adjournment or adjournments thereof, in accordance with the instructions on the reverse side hereof.


         This Proxy, when properly executed, will
be voted in the manner directed herein by the
undersigned shareholder. If no direction is made,      ------------------------
this Proxy will be voted "FOR" Proposal Nos. 1          Please mark your
and 2. The proxies are authorized to vote as they       votes as indicated [X]
may determine, in their discretion, upon such other     in this example
business as may properly come before the Annual        ------------------------
Meeting.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

The Board of Directors recommends a vote "FOR" Proposal Nos. 1 and 2

                                                                          FOR ALL          WITHHOLD
                                                                      nominees except    AUTHORITY to
                                                         FOR ALL       as crossed out      vote for
                                                        nominees           below           nominees
                                                      listed below                       listed below
Proposal No. 1
     ELECTION OF THE BOARD OF DIRECTORS                   [_]               [_]               [_]

         Stephen D. Klein    Gerald R. Alderson    Alexander Ellis III

                                                          FOR             AGAINST           ABSTAIN
Proposal No. 2                                            [_]               [_]               [_]
     APPOINT GRANT THORNTON LLP AS AUDITORS

         The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Annual Meeting.

    Signature: ________________________   Signature: ________________________

        Date: __________________              Date: __________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please have partnership name signed by an authorized person.